UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Semi-Annual Report
April 30, 2015

TAXI

Aberdeen

Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for 12 months beginning with the June 30, 2015 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2014, through the distributions declared on May 11, 2015 and June 9, 2015, consisted of 60% net investment income and 40% return of capital.

In January 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., (“Computershare”) the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2015. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees, was -3.1% for the six months ended April 30, 2015 and 8.5% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six months ended April 30, 2015 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was -2.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 5.6% over the six month period, from $5.88 on October 31, 2014 to $5.55 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 9.6% to the NAV per share of $6.14 on that date, compared with a discount of 10.6% to the NAV per share of $6.58 on October 31, 2014.

Portfolio Allocation

As of April 30, 2015, the Fund held 31.9% of its total investments in Australian debt securities, 61.5% in Asian debt securities, 3.8% in European debt securities, 2.7% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 39.1% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 40.6%. The rest of the Fund’s currency exposure was 38.7% in the Australian Dollar and 20.7% in various Asian currencies.

Credit Quality

As of April 30, 2015, 58.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc.2

Portfolio Management

The Fund is managed by Aberdeen’s Asia Pacific fixed income team. The Asia Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is jointly and primarily responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2015 totaled $0.42 per share. Based on the share price of $5.55 on April 30, 2015, the distribution rate over the twelve-month period ended April 30, 2015 was 7.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2015 and June 9, 2015 the Fund announced that it will pay on May 29, 2015 and June 29, 2015 a distribution of US $0.035 per share to all shareholders of record as of May 22, 2015 and June 22, 2015, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the June 30, 2015 distribution payment. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2016.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
Revolving Credit Facility	$150	April 9, 2017
7-year Series A Senior Secured Notes	$100	June 12, 2020
10-year Series B Senior Secured Notes	$100	June 12, 2023
5-year Term Loan A	$100	June 12, 2018
3-year Term Loan B	$100	June 12, 2016
10-year Series A Mandatory Redeemable Preferred Shares	$50	June 27, 2023

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings3 and the $200 million 7 and 10 year Series A and B Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2015 and fiscal year ended
October 31, 2014, the Fund repurchased 2,793,644 and 6,107,325 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at
1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at
1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary,

distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up toay at
www.aberdeen-assets.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager web casts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenfax.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

[3]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian fixed income markets traded within a narrow range over the six-month period ended April 30, 2015, as their equity counterparts found favor with investors due to global central banks’ continued monetary policy easing. Credit markets posted modest gains, outperforming local currency bonds. U.S. dollar strength resulted in weakness across most Asian currencies, with the exception of the Philippine peso.

The global backdrop remained uncertain. Disinflation risks increased, as the oil price fell sharply after the Organization of the Petroleum Exporting Countries (OPEC) moved aggressively to safeguard market share and shake out less efficient rivals. The specter of deflation clouded Europe’s prospects, leading the European Central Bank to embrace quantitative easing (QE). This, in turn, hurt an already weak euro. Swiss policymakers caught investors off-guard, as they unpegged the franc and pushed interest rates deeper into negative territory. Uncertainty persisted over the impasse in Greece’s debt talks. In the U.S., improving labor and inflation data initially raised expectations of imminent policy normalization, but the Federal Reserve turned more cautious after disappointing first-quarter 2015 gross domestic product growth data and the dollar’s persistent strength.

In Asia, economic growth support was the main theme, with central banks taking turns to cut interest rates. China accelerated its monetary policy easing by relaxing property curbs and lowering the reserve requirement ratio by 1%, the biggest cut since 2009, as the economy appeared to lose momentum.

Across Asian local currency bond markets, Thailand was the strongest performer, buoyed by benchmark interest rate cuts and benign inflation. Bond markets in India and Indonesia also strengthened, led by mid- to longer-term maturities, although their respective currencies – the rupee and the rupiah – lost ground. Reformist leaders signaled their intent with confidence-boosting measures. Crude oil price weakness was also seen as positive for the two oil-importing countries, enabling subsidy cuts and diverting resources towards much-needed infrastructure. Policy easing lifted markets in China and Korea.

The Singapore and Hong Kong markets, which historically have been more closely correlated to U.S. Treasuries, diverged in both currency and bond market performance. In Singapore, short-term bonds significantly underperformed the overall market amid tightening liquidity, whereas Hong Kong yields tracked those of comparable-duration1 U.S. Treasuries. The Singapore dollar weakened, but its Hong Kong counterpart was resilient. In the Philippines, short-dated bonds sold off, but the peso gained from positive fundamentals, such as favorable growth prospects and lower vulnerability to emerging-market risks.

The Malaysian ringgit was the worst regional market performer, given concerns over the impact of weak crude oil prices on government revenues and speculation regarding the ability of state investment company 1Malaysia Development Company to repay its debt. Increased risk aversion, however, supported the bond market.

Asian credit markets posted gains during the reporting period, as the investment-grade segment outpaced its high yield counterpart; this was despite initial fears that Shenzhen-based developer Kaisa’s default woes could infect the broader Chinese property sector. After a subdued start, new issuance gathered pace towards the end of the period. Chinese companies dominated, contributing the bulk of overall issuance, particularly in April. Korean issuers were also active with US$2.1 billion of issuance. The majority of such issues were oversubscribed and priced within their initial guidance. For the year to date through April 30, 2015, the amount issued totaled US$69.5 billion (including euro issues).2

The Australian yield curve shifted lower by 60 to 70 basis points (bps) – or 0.60% to 0.70% – as the Reserve Bank of Australia (RBA) cut its benchmark interest rate by 25 bps to 2.25%, amid weaker domestic economic data and falling commodity prices. Just after the end of the reporting period in early May, the RBA reduced the rate to 2%. Elsewhere, New Zealand’s yield curve inverted as its central bank paused in its interest rate normalization cycle and expectations for policy easing rose following subdued wage growth data and export weakness.

Fund performance review

Fund performance for the reporting period benefited from the underweight exposure relative to the benchmark to the Australian bond market in favor of U.S. dollar- denominated Asian credit as the Australian dollar depreciated against the U.S. dollar. However, the Fund’s short duration relative to the benchmark in both U.S. and Australian markets detracted from performance.

Within the Asian local currency bond segment, the Fund’s overweight and relatively short duration positions in the higher-yielding Indian and Indonesian markets were the largest contributors to the relative

[1]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[2]	Source: Standard Chartered, May 2015

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

return, but gains were pared by the underweight to Hong Kong. Our currency strategies detracted from performance, particularly the overweight exposures to the Indian rupee and the Indonesian rupiah; however, the underweight exposure to the Singapore dollar and Malaysian ringgit mitigated some of this underperformance.

Within the Australian allocation, the relatively short duration position earlier in the reporting period detracted from performance. The neutral duration bias in the second half of the period, in the context of an underweight allocation to Australia, resulted in the Fund’s overweight in longer-term bonds over shorter–dated issues. The yield curve steepened late in the period, hindering Fund performance.

With the U.S. dollar-denominated Asian credit portion, selection in both investment-grade financials and high-yield industrials boosted performance

Regarding derivatives, the Fund’s use of currency forwards3 had a small negative impact on performance, primarily those positions providing exposure to Asian currencies. The use of forwards to hedge certain Asian currency exposures enhanced Fund performance. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest rate risk and the use of swaps to hedge the leverage was a detractor from performance.

Outlook

We anticipate a gradual and modest tightening of U.S. interest rates amid improving economic prospects. We feel that the upward move in U.S. long-term yields is likely to be subdued, in view of massive QE in other developed markets. In Asia, growth is moderating, although most countries are benefiting from lower oil prices. Falling inflation has enabled policy action to be skewed towards rate cuts and easing of liquidity conditions; bond valuations are appealing given the easing bias. China has led the way, with its third rate cut in six months, as it seeks to avert a hard economic landing. We believe that higher-yielding Indian bonds will perform well amid a disinflationary environment.

In currencies, we see the U.S. dollar strengthening in coming months. Given QE in Europe and Japan, we have maintained short euro and yen exposures relative to the benchmark in an effort to diversify funding needs. We maintain a conservative position, with an underweight to Asian currencies, although we are positive about their longer-term structural appeal.

Across credit markets, we favor investment-grade issuers because of the impact of China’s slowing growth and lower commodity prices on the high yield segment. We are cautious about India’s corporate sector, where expectations about deleveraging and profitability may be too optimistic, in our view. We think that credit fundamentals are likely to improve in Korea, whereas uncertainty over commodity prices continues to weigh on Indonesia.

The New Zealand economy is growing at a steady and strong pace. We anticipate that this may continue as the strength in construction activity filters through to overall household consumption. We believe the Reserve Bank of New Zealand (RBNZ) will keep interest rates steady over the coming quarters and not respond to fluctuations in headline inflation, even as it drops below its target band on account of lower gasoline prices. While the RBNZ has cited the currency exchange rate and argued that the New Zealand Dollar is overvalued in relation to its fundamental drivers, it seems that it is not expecting or relying on depreciation any time soon.

In Australia, the economy has had to navigate through declining mining investment. As the non-resource sectors continue to lack the animal spirits to provide an offset, the drag on growth from private investment may persist. Indeed, business conditions and confidence are at subpar levels, despite historically low cash rates. We think that net exports will likely be a bright spot in the national accounts given greater capacity in the resource sectors; nevertheless, we believe that there may be below-historical-trend growth in 2015. We feel that the RBA will retain a clear easing bias, with headwinds for the economy having intensified. We anticipate a sub-2% cash rate over the longer term, but this rate may take some time to materialize.4

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

[3]	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
[4]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On April 9, 2014, the Fund renewed its $150 million revolving credit facility for a 3-year period with a syndicate of banks (the “Revolving Credit Facility”). On June 12, 2013, the Fund entered into a note purchase agreement (the “Note Purchase Agreement”) with institutional investors relating to the private placement of $200 million of senior secured notes rated ‘AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 and $100 million due June 12, 2018 (the “Term Loan Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2015 was $150 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the securities purchase agreement relating to the Series A MRPS, includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2015, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2015, the Fund held interest rate swap agreements with an aggregate notional amount of $150 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of April 30, 2015	Amount (in millions)	Fixed Rate Payable (%)
18 months	$84.0	1.42
30 months	$66.0	0.84

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark consisting of 45% of the UBS Composite Bond Index (or the “Bloomberg AusBond Composite Index”)1, 35.75% of the JP Morgan Asia Credit Index2, and 19.25% of the IBOXX Asia ex Japan Government Bond Index3 for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015. It is not expected that the Fund’s performance will mirror that of the benchmark. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-2.1%	-0.4%	4.3%	6.1%
Market Value	-4.5%	-3.7%	2.1%	5.8%
Blended Benchmark	0.0%	1.1%	5.0%	6.6%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The net operating expense ratio based on the six months ended April 30, 2015 is 2.08%. The net operating expense ratio, excluding interest expense, and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six months ended April 30, 2015 is 1.11%.

[1]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
[2]

The J.P. Morgan Asia Credit Index (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating.

[3]	The Markit iBoxx Asia ex-Japan Index family comprises local currency debt from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2015, 58.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2015 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	NR*** %
April 30, 2015*	36.3	11.2	10.7	25.6	8.9	4.6	2.7
October 31, 2014	36.4	14.2	13.1	18.6	11.4	3.5	2.8
April 30, 2014*	35.0	14.0	19.1	16.2	10.4	3.1	2.2

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investor Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2015*	31.9	61.5	3.8	2.7	0.1
October 31, 2014	40.0	54.8	3.1	1.7	0.4
April 30, 2014*	39.8	56.1	3.3	0.4	0.4

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar** %
April 30, 2015*	38.7	20.7	40.6
October 31, 2014	42.2	13.8	44.0
April 30, 2014*	42.0	8.5	49.5

*	Unaudited
**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 40.6% of the Fund’s total investments on April 30, 2015, 39.8% of the Fund’s total investments on October 31, 2014, 37.3% of the Fund’s total investments on April 30, 2014.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2015, the average maturity of the Fund’s total investments was 7.9 years, compared with 6.6 years at October 31, 2014, and 6.3 years at April 30, 2014. The following table shows the maturity composition of the Fund’s investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2015*	26.3	16.4	38.2	19.1
October 31, 2014	25.1	25.4	36.6	12.9
April 30, 2014*	30.9	17.8	42.0	9.3

*	Unaudited

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2015 and the previous six and twelve month periods.

	April 30, 2015	October 31, 2014	April 30, 2014
Australia
90 day Bank Bills	2.25%	2.74%	2.68%
10 yr bond	2.49%	3.19%	3.85%
Australian Dollar	$0.79	$0.88	$0.93
New Zealand
90 day Bank Bills	3.64%	3.71%	3.35%
10 yr bond	3.45%	3.99%	4.41%
New Zealand Dollar	$0.76	$0.78	$0.86
South Korea
90 day commercial paper	1.80%	2.14%	2.65%
10 yr bond	2.41%	2.65%	3.53%
South Korean Won*	~~W~~1072.00	~~W~~1068.73	~~W~~1033.30
Thailand
3 months deposit rate	1.00%	1.13%	1.13%
10 yr bond	2.48%	3.33%	3.55%
Thai Baht*	~~B~~32.97	~~B~~32.57	~~B~~32.36
Philippines
90 day T-Bills	2.35%	1.44%	1.46%
10 yr bond	4.31%	4.11%	4.41%
Philippine Peso*	~~P~~44.53	~~P~~44.88	~~P~~44.58
Malaysia
3-month T-Bills	2.93%	3.30%	2.99%
10 yr bond	3.85%	3.84%	4.07%
Malaysian Ringgit*	~~R~~3.56	~~R~~3.29	~~R~~3.27
Singapore
3-month T-Bills	0.95%	0.34%	0.32%
10 yr bond	2.25%	2.29%	2.42%
Singapore Dollar*	~~S~~1.32	~~S~~1.29	~~S~~1.26
US$ Bonds**
Indonesia	3.89%	N/A	N/A
Philippines	1.78%	2.26%	2.44%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—62.4%
AUSTRALIA—6.9%
AUD	3,000	AAI Ltd., 6.75%, 10/06/2016 (a)(b)	$2,459,825
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,320,496
AUD	10,900	BHP Billiton Finance Ltd., 3.75%, 10/18/2017	8,787,527
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	6,782,767
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	4,357,728
AUD	5,000	KfW, 6.00%, 08/20/2020 (c)	4,588,249
AUD	10,600	KfW, 6.25%, 02/23/2018 (c)	9,276,467
AUD	10,500	KfW, 6.25%, 12/04/2019 (c)	9,613,635
AUD	15,000	KfW, 6.25%, 05/19/2021 (c)	14,127,975
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	9,247,324
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (c)	8,908,412
AUD	2,900	National Capital Trust III, 3.18%, 09/30/2016 (a)(b)(d)	2,264,324
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(b)	2,033,394
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	3,953,041
AUD	4,300	Novion Property Group, 7.25%, 05/02/2016	3,551,815
AUD	4,800	RWH Finance Pty Ltd., 6.20%, 03/26/2017 (a)(b)(e)	3,754,191
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 08/12/2015	4,800,426
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/15/2020	1,970,161
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	3,393,152
AUD	3,600	Woolworths Ltd., 6.75%, 03/22/2016	2,953,072
			109,143,981
CHINA—15.9%
USD	8,000	Central China Real Estate Ltd., 6.50%, 06/04/2016 (b)(f)	7,767,184
CNY	6,750	China Development Bank Corp., 3.60%, 11/13/2018 (f)	1,071,444
CNH	4,500	China Development Bank Corp., 3.60%, 11/13/2018	713,595
USD	4,400	China Hongqiao Group Ltd., 7.63%, 06/26/2017 (f)	4,476,010
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (f)	9,236,399
USD	12,030	China Railway Resources Huitung Ltd., 3.85%, 02/05/2023 (f)	12,275,544
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (f)	5,286,594
USD	9,550	CIFI Holdings Group Co. Ltd., 12.25%, 04/15/2016 (b)(f)	10,505,000
USD	8,500	CNOOC Finance 2012 Ltd., 5.00%, 05/02/2042 (f)	9,201,207
USD	12,670	Country Garden Holdings Co. Ltd., 7.25%, 10/04/2017 (b)(f)	13,081,775
USD	4,348	CRCC Yuxiang Ltd., 3.50%, 05/16/2023 (f)	4,337,147
USD	15,143	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (f)	16,970,684
USD	13,200	Franshion Investment Ltd., 4.70%, 10/26/2017 (f)	13,563,000
USD	5,876	Future Land Development Holdings Ltd., 10.25%, 07/21/2017 (b)(f)	5,910,081
USD	8,800	Green Dragon Gas Ltd., 10.00%, 11/20/2015 (b)(e)(f)	8,580,000
USD	5,745	Greenland Global Investment Ltd., 5.88%, 07/03/2024 (f)	5,986,865
USD	8,629	Greenland Hong Kong Holdings Ltd., 4.75%, 10/18/2016 (f)	8,736,862
USD	11,812	Industrial & Commercial Bank of China Ltd., 3.23%, 11/13/2019	12,109,544
USD	3,907	Longfor Properties Co. Ltd., 6.75%, 01/29/2018 (b)(f)	3,925,800
USD	6,500	Maoye International Holdings Ltd., 7.75%, 05/19/2017 (f)	6,409,000
USD	14,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (f)	14,554,841
USD	10,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (f)	10,063,453
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (f)	1,665,330
USD	1,300	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/2042 (f)	1,418,788
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (f)	4,728,891
USD	12,730	Sinopec Group Overseas Development 2015 Ltd., 4.10%, 04/28/2045 (f)	12,333,015
USD	6,312	Tingyi Cayman Islands Holding Corp., 3.88%, 06/20/2017 (f)	6,517,645
USD	12,884	Trillion Chance Ltd., 8.50%, 01/10/2017 (b)(f)	12,369,568

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	19,000	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (f)	$19,500,460
USD	4,852	Yingde Gases Investment Ltd., 144A, 8.13%, 04/22/2016 (b)(f)	4,550,400
USD	5,313	Yingde Gases Investment Ltd., REG S, 8.13%, 04/22/2016 (b)(f)	4,982,744
			252,828,870
HONG KONG—7.4%
USD	10,103	Champion MTN Ltd., 3.75%, 01/17/2023 (f)	9,680,159
USD	5,400	CNPC General Capital Ltd., 2.75%, 05/14/2019 (f)	5,417,842
USD	4,282	CNPC General Capital Ltd., 3.40%, 04/16/2023 (f)	4,306,489
USD	17,000	HLP Finance Ltd., 4.75%, 06/25/2022 (f)	17,808,469
USD	1,600	Hong Kong Land Finance Cayman Islands Co. Ltd., 4.50%, 06/01/2022	1,733,085
USD	5,608	HPHT Finance 15 Ltd., 2.88%, 03/17/2020 (f)	5,681,140
USD	4,417	Hutchison Whampoa International Ltd., 1.63%, 10/31/2017 (f)	4,400,631
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 09/11/2015 (f)	1,621,867
USD	2,880	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (f)	4,119,148
USD	3,973	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (f)	4,763,587
USD	1,862	LS Finance 2022 Ltd., 4.25%, 10/16/2022 (f)	1,903,766
USD	1,250	Shimao Property Holdings Ltd., 6.63%, 01/14/2017 (b)(f)	1,268,750
USD	7,758	Shimao Property Holdings Ltd., 8.13%, 01/22/2018 (b)(f)	8,107,110
USD	18,192	Standard Chartered PLC, 3.95%, 01/11/2023 (f)	18,091,999
USD	5,545	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (f)	5,514,519
USD	1,800	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/2018	2,012,344
USD	2,440	Swire Properties MTN Financing Ltd., 2.75%, 03/07/2020 (f)	2,465,061
USD	17,300	Swire Properties MTN Financing Ltd., 4.38%, 06/18/2022 (f)	18,700,279
			117,596,245
INDIA—6.9%
USD	8,666	ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024 (f)	8,978,479
USD	2,799	Axis Bank Ltd, 5.13%, 09/05/2017 (f)	2,981,011
INR	300,000	Axis Bank Ltd., 8.85%, 12/05/2024	4,847,502
USD	2,900	Bank of Baroda, 4.88%, 07/23/2019 (f)	3,121,482
USD	3,050	Bank of Baroda, 5.00%, 08/24/2016 (f)	3,170,240
USD	3,800	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (f)	4,117,300
USD	6,487	GCX Ltd., 7.00%, 08/01/2016 (b)(f)	6,560,666
USD	7,000	HDFC Bank Ltd., 3.00%, 03/06/2018 (f)	7,110,950
USD	7,909	ICICI Bank Ltd., 3.50%, 03/18/2020 (f)	8,121,902
USD	3,515	ICICI Bank Ltd., 4.80%, 05/22/2019 (f)	3,770,664
INR	200,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	3,162,393
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (f)	4,721,534
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,667,269
USD	11,954	ONGC Videsh Ltd., 4.63%, 07/15/2024 (f)	12,541,527
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	6,410,738
INR	200,000	Power Grid Corp. of India Ltd., 8.20%, 01/23/2025	3,129,116
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	3,261,790
INR	300,000	Power Grid Corp. of India Ltd., 9.30%, 09/04/2024	5,042,447
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	3,139,671
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,490,494
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,427,694
USD	4,800	State Bank of India, 3.62%, 04/17/2019 (f)	4,969,694
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,630,166
			109,374,729

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA—4.1%
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 9.40%, 02/10/2017	$1,849,738
USD	7,600	Indo Energy Finance BV, 7.00%, 06/01/2015 (b)(f)	6,308,000
USD	1,200	Jababeka International BV, 7.50%, 09/24/2017 (b)(f)	1,213,542
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,276,644
USD	3,150	Majapahit Holding BV, 7.88%, 06/29/2037 (f)	4,020,188
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (f)	10,424,570
USD	8,888	Pertamina Persero PT, 5.63%, 05/20/2043 (f)	8,588,474
USD	11,900	Pertamina Persero PT, 6.00%, 05/03/2042 (f)	11,944,625
USD	7,600	Pertamina Persero PT, 6.45%, 05/30/2044 (f)	8,113,000
USD	6,009	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (f)	5,678,505
USD	4,600	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (f)	4,347,000
			64,764,286
MALAYSIA—2.3%
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 01/27/2016 (a)(b)(d)	11,771,701
USD	900	Petroliam Nasional Bhd, 7.63%, 10/15/2026 (f)	1,237,734
USD	50	Petronas Capital Ltd., 5.25%, 08/12/2019 (f)	55,850
USD	6,791	Petronas Capital Ltd., 7.88%, 05/22/2022 (f)	8,886,866
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(b)(d)	2,689,816
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(b)(d)(f)	11,607,692
			36,249,659
PHILIPPINES—2.3%
USD	3,700	Energy Development Corp., 6.50%, 01/20/2021 (f)	4,060,750
USD	3,072	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	3,419,858
USD	5,983	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (c)(f)	7,134,727
USD	16,534	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (c)(f)	22,279,565
			36,894,900
REPUBLIC OF SOUTH KOREA—4.5%
USD	7,218	Doosan Heavy Industries & Construction Co. Ltd., 2.13%, 04/27/2020 (f)	7,132,842
USD	4,552	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (f)	4,593,701
USD	4,211	Korea Exchange Bank, 2.50%, 06/12/2019 (f)	4,243,989
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (f)	2,057,726
USD	2,300	Korea Gas Corp., 2.25%, 07/25/2017 (f)	2,323,021
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (f)	1,443,841
USD	7,633	Korea Gas Corp., 3.50%, 07/02/2026 (f)	7,958,631
USD	4,000	Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/2018 (f)	4,117,440
USD	10,858	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (f)	11,083,521
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (f)	3,090,906
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 05/25/2016 (f)	13,056,801
USD	6,390	Minera y Metalergica del Boleo SA de CV, 2.88%, 05/07/2019 (f)	6,559,789
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (f)	4,183,506
			71,845,714
SINGAPORE—1.7%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017	2,158,110
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(f)	9,056,587
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(b)(f)	7,724,160
USD	4,000	United Overseas Bank Ltd., 2.88%, 10/17/2017 (a)(b)(f)	4,072,400

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
SINGAPORE (continued)
USD	4,400	United Overseas Bank Ltd., 3.75%, 09/19/2019 (a)(b)(f)	$4,541,064
			27,552,321
SRI LANKA—0.2%
USD	3,300	Bank of Ceylon, 5.33%, 04/16/2018 (f)	3,283,500
SUPRANATIONAL—5.4%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	12,515,948
AUD	13,800	Asian Development Bank, 5.50%, 02/15/2016	11,196,150
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	15,471,954
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	8,227,352
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	10,272,846
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,658,242
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	7,987,274
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	8,607,847
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	2,365,705
			85,303,318
THAILAND—4.5%
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (f)	2,648,563
USD	4,200	Bangkok Bank PCL, 5.00%, 10/03/2023 (f)	4,771,137
USD	4,800	Bangkok Bank PCL, 9.03%, 03/15/2029 (f)	6,569,822
USD	17,170	Krung Thai Bank PCL, 5.20%, 12/26/2019 (a)(b)(f)	17,880,254
USD	9,440	PTT Global Chemical PCL, 4.25%, 09/19/2022 (f)	9,910,556
USD	4,330	PTT Global Chemical PCL, 144A, 4.25%, 09/19/2022 (f)	4,545,838
USD	7,400	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (f)	8,394,397
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (f)	4,639,527
USD	12,002	Siam Commercial Bank PCL, 3.50%, 04/07/2019 (f)	12,437,265
			71,797,359
UNITED KINGDOM—0.3%
USD	3,924	HSBC Holdings PLC, 6.38%, 03/30/2025 (a)(b)(d)	4,051,530
		Total Corporate Bonds—62.4% (cost $1,012,643,892)	990,686,412
GOVERNMENT BONDS—69.4%
AUSTRALIA—40.0%
AUD	34,700	Australia Government Bond, 3.25%, 04/21/2025 (f)	28,883,372
AUD	30,300	Australia Government Bond, 3.25%, 04/21/2029 (f)	24,948,298
AUD	60,300	Australia Government Bond, 3.75%, 04/21/2037 (f)	52,203,950
AUD	76,500	Australia Government Bond, 4.50%, 04/21/2033 (f)	72,778,530
AUD	99,700	Australia Government Bond, 5.50%, 01/21/2018	86,322,672
AUD	7,000	Australia Government Bond, 5.50%, 04/21/2023	6,733,480
AUD	35,300	Australia Government Bond, 5.75%, 07/15/2022	34,062,690
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	14,336,322
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (c)(f)	4,791,969
AUD	27,100	Queensland Treasury Corp., 6.00%, 04/21/2016 (f)	22,242,295
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018 (f)	19,902,884
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (c)(f)	29,494,505
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (c)	43,088,611
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020 (f)	22,500,277
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	109,840,108

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	$13,218,483
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	34,177,516
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	14,710,211
			634,236,173
CHINA—4.7%
CNH	13,000	China Development Bank, 3.35%, 03/20/2017	2,065,473
CNY	15,000	China Development Bank, 5.80%, 01/03/2016	2,450,740
CNH	17,500	China Government Bond, 1.40%, 08/18/2016	2,741,290
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,760,243
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (g)	8,048,833
CNY	10,000	China Government Bond, 3.36%, 05/24/2022 (g)	1,610,245
CNY	70,000	China Government Bond, 3.41%, 06/24/2020 (g)	11,340,558
CNY	20,000	China Government Bond, 3.46%, 07/11/2020 (g)	3,247,279
CNY	8,000	China Government Bond, 3.55%, 10/20/2016 (g)	1,299,271
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (g)	326,384
CNY	30,000	China Government Bond, 3.60%, 02/17/2016 (g)	4,863,339
CNY	4,000	China Government Bond, 3.77%, 08/15/2016 (g)	651,169
CNY	20,000	China Government Bond, 3.83%, 01/27/2018 (g)	3,276,917
CNY	60,000	China Government Bond, 4.08%, 08/22/2023 (g)	10,134,069
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (g)	4,992,919
CNY	18,000	China Government Bond, 4.13%, 11/07/2018 (g)	2,986,553
CNY	20,000	China Government Bond, 4.13%, 09/18/2024 (g)	3,399,561
CNH	13,000	Export-Import Bank of China, 3.25%, 01/17/2021	2,065,511
USD	5,531	Export-Import Bank of China (The), 3.63%, 07/31/2024 (f)	5,748,263
			74,008,617
INDIA—2.7%
INR	502,500	India Government Bond, 7.28%, 06/03/2019	7,772,235
INR	1,885,000	India Government Bond, 8.12%, 12/10/2020	30,054,940
INR	125,000	India Government Bond, 8.30%, 07/02/2040	2,056,731
INR	16,000	India Government Bond, 8.33%, 06/07/2036	261,762
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,603,597
			42,749,265
INDONESIA—5.4%
IDR	167,000,000	Indonesia Government Bond, Barclays Credit Linked Note, 9.50%, 06/17/2015	12,896,201
USD	3,981	Indonesia Government Bond, Perusahaan Penerbit SBSN, 4.35%, 09/10/2024 (f)	4,088,567
USD	7,989	Indonesia Government International Bond, 3.38%, 04/15/2023 (f)	7,819,234
USD	7,000	Indonesia Government International Bond, 4.13%, 01/15/2025 (f)	7,131,250
USD	6,064	Indonesia Government International Bond, 4.63%, 04/15/2043 (f)	5,882,080
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (f)	3,631,250
USD	7,400	Indonesia Government International Bond, 5.88%, 03/13/2020 (f)	8,380,500
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (f)	8,374,875
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,689,296
IDR	256,400,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	20,422,989
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,826,631
USD	2,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (f)	2,155,062
			86,297,935

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
MALAYSIA—0.5%
MYR	600	Malaysia Government Bond, 3.49%, 03/31/2020	$167,251
MYR	26,667	Malaysia Government Investment Issue, 4.94%, 12/06/2028	8,099,894
			8,267,145
NEW ZEALAND—0.1%
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,162,821
PHILIPPINES—3.1%
PHP	347,040	Philippine Government Bond, 5.75%, 11/24/2021	8,602,376
PHP	544	Philippine Government Bond, 6.38%, 01/19/2022	13,898
PHP	331,030	Philippine Government Bond, 9.13%, 09/04/2016	8,033,101
PHP	851,000	Philippine Government International Bond, 3.63%, 03/21/2033	17,591,659
USD	7,050	Philippine Government International Bond, 7.75%, 01/14/2031	10,539,750
USD	2,970	Philippine Government International Bond, 9.88%, 01/15/2019	3,819,613
			48,600,397
REPUBLIC OF SOUTH KOREA—5.7%
USD	5,600	Korea Land & Housing Corp., 1.88%, 08/02/2017 (f)	5,615,226
KRW	2,000,000	Korea Monetary Stabilization Bond, 2.76%, 06/02/2015	1,867,125
KRW	2,000,000	Korea Treasury Bond, 2.75%, 09/10/2017	1,905,481
KRW	24,000,000	Korea Treasury Bond, 3.00%, 09/10/2024	23,475,582
KRW	15,500,000	Korea Treasury Bond, 3.25%, 09/10/2018	15,084,956
KRW	10,300,000	Korea Treasury Bond, 3.38%, 09/10/2023	10,372,763
KRW	22,000,000	Korea Treasury Bond, 3.50%, 03/10/2024	22,331,662
KRW	3,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	3,384,704
KRW	1,500,000	Korea Treasury Bond, 3.75%, 12/10/2033	1,629,728
KRW	5,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	5,218,181
			90,885,408
SINGAPORE—1.7%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,255,185
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (f)	2,256,133
SGD	750	Housing & Development Board, 2.02%, 02/22/2016	570,280
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,572,780
SGD	10,000	Singapore Government Bond, 0.50%, 04/01/2018	7,396,463
SGD	15,490	Singapore Government Bond, 3.50%, 03/01/2027	13,046,263
			27,097,104
SRI LANKA—1.6%
LKR	90,000	Sri Lanka Government Bonds, 8.00%, 09/01/2016	685,350
LKR	151,000	Sri Lanka Government Bonds, 8.00%, 11/15/2018	1,125,332
LKR	724,600	Sri Lanka Government Bonds, 8.50%, 11/01/2015	5,492,261
LKR	230,000	Sri Lanka Government Bonds, 8.50%, 04/01/2018	1,747,322
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	2,915,065
LKR	293,000	Sri Lanka Government Bonds, 8.75%, 05/15/2017	2,261,041
LKR	550,000	Sri Lanka Government Bonds, 11.20%, 07/01/2022	4,698,514
LKR	820,000	Sri Lanka Government Bonds, 11.40%, 01/01/2024	7,071,168
			25,996,053
THAILAND—3.9%
THB	535,000	Thailand Government Bond, 3.63%, 06/16/2023	17,668,146

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
THAILAND (continued)
THB	530,000	Thailand Government Bond, 3.65%, 12/17/2021	$17,427,458
THB	480,000	Thailand Government Bond, 3.85%, 12/12/2025	16,378,972
THB	300,000	Thailand Government Bond, 4.26%, 12/12/2037 (f)	10,191,809
			61,666,385
		Total Government Bonds—69.4% (cost $1,169,231,189)	1,100,967,303
SHORT-TERM INVESTMENT—3.6%
UNITED STATES—3.6%
USD	56,839	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 in the amount of $56,839,000 (collateralized by $50,875,000 U.S. Treasury Obligations, maturing 11/15/2024 – 02/15/2041; value of $57,986,694)	56,839,000
		Total Short-Term Investment—3.6% (cost $56,839,000)	56,839,000
		Total Investments—135.4% (cost $2,238,714,081)	2,148,492,715

		Other Asset & Liabilities	38,650,129
		Long Term Debt Securities	(550,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Net Assets—100.0%	$1,587,142,844

AUD—Australian Dollar	KRW—South Korean Won	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	LKR—Sri Lanka Rupee	THB—Thai Baht
CNY—Chinese Yuan Renminbi	MYR—Malaysian Ringgit	USD—U.S. Dollar
IDR—Indonesian Rupiah	NZD—New Zealand Dollar
INR—Indian Rupee	PHP—Philippine Peso

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2015.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	This security is government guaranteed.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	Illiquid security.
(f)	Denotes a restricted security, see Note 2(c).
(g)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

At April 30, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%—2 year	UBS	(382)	06/30/2015	$(210,394)
United States Treasury Note 6%—5 year	UBS	484	06/30/2015	63,953
United States Treasury Note 6%—10 year	UBS	(10)	06/19/2015	3,571
United States Treasury Note 6%—30 year	UBS	15	06/19/2015	(62,067)
				$(204,937)

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
07/14/2015	Standard Chartered Bank	CNY142,071,000	USD23,000,000	$22,793,114	$(206,886)
07/14/2015	UBS	CNY202,560,100	USD32,600,000	32,497,663	(102,337)
Chinese Yuan Renminbi Offshore/United States Dollar
07/14/2015	Royal Bank of Canada	CNH79,824,627	USD12,800,000	12,779,594	(20,405)
07/14/2015	State Street	CNH176,540,000	USD28,000,000	28,263,328	263,328
Indian Rupee/United States Dollar
05/11/2015	Credit Suisse	INR6,689,640,000	USD107,000,000	105,196,015	(1,803,985)
Malaysian Ringgit/United States Dollar
06/17/2015	Credit Suisse	MYR32,945,440	USD8,800,000	9,215,749	415,749
06/17/2015	Deutsche Bank	MYR15,422,400	USD4,200,000	4,314,071	114,071
06/17/2015	Goldman Sachs	MYR5,935,200	USD1,600,000	1,660,239	60,239
Philippine Peso/United States Dollar
05/04/2015	Deutsche Bank	PHP71,032,000	USD1,600,000	1,595,149	(4,851)
05/04/2015	State Street	PHP332,112,000	USD7,465,540	7,458,163	(7,377)
05/04/2015	UBS	PHP1,555,815,500	USD34,974,241	34,938,592	(35,649)
06/29/2015	Deutsche Bank	PHP430,874,000	USD9,700,000	9,646,253	(53,747)
Singapore Dollar/United States Dollar
06/09/2015	Goldman Sachs	SGD52,837,100	USD38,000,000	39,906,816	1,906,816
06/09/2015	Royal Bank of Canada	SGD16,907,199	USD12,300,000	12,769,672	469,672
06/09/2015	UBS	SGD3,186,349	USD2,300,000	2,406,586	106,586
South Korean Won/United States Dollar
06/02/2015	Credit Suisse	KRW19,559,540,000	USD18,200,000	18,243,248	43,248
06/02/2015	Goldman Sachs	KRW8,207,250,000	USD7,500,000	7,654,929	154,929
06/02/2015	UBS	KRW2,428,404,000	USD2,200,000	2,264,980	64,980
				$353,604,161	$1,364,381
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)

Sale Contracts
United States Dollar/Chinese Yuan Renminbi
07/14/2015	Credit Suisse	USD22,700,000	CNY141,995,310	22,780,971	(80,971)
07/14/2015	Deutsche Bank	USD32,400,000	CNY202,532,400	32,493,219	(93,219)
United States Dollar/Chinese Yuan Renminbi Offshore
07/14/2015	Goldman Sachs	USD13,000,000	CNH80,990,000	12,966,166	33,834
07/14/2015	State Street	USD37,700,000	CNH237,010,210	37,944,360	(244,360)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Malaysian Ringgit
06/17/2015	Credit Suisse	USD2,200,000	MYR8,236,360	$2,303,937	$(103,937)
06/17/2015	Goldman Sachs	USD4,850,000	MYR17,319,350	4,844,700	5,300
United States Dollar/Philippine Peso
05/04/2015	Deutsche Bank	USD1,596,727	PHP71,032,000	1,595,149	1,578
05/04/2015	State Street	USD7,400,000	PHP332,112,000	7,458,163	(58,163)
05/04/2015	UBS	USD34,998,908	PHP1,555,815,500	34,938,592	60,316
06/29/2015	Standard Chartered Bank	USD24,600,000	PHP1,099,620,000	24,617,899	(17,899)
United States Dollar/Singapore Dollar
06/09/2015	Goldman Sachs	USD61,100,000	SGD84,671,025	63,950,348	(2,850,348)
06/09/2015	State Street	USD19,400,000	SGD26,172,713	19,767,732	(367,732)
United States Dollar/South Korean Won
06/02/2015	State Street	USD4,100,000	KRW4,588,310,000	4,279,532	(179,532)
06/02/2015	UBS	USD33,520,000	KRW37,000,046,400	34,510,066	(990,066)
United States Dollar/Thai Baht
06/26/2015	Goldman Sachs	USD4,200,000	THB137,678,000	4,158,980	41,020
06/26/2015	State Street	USD12,600,000	THB410,886,000	12,412,052	187,948
				$321,021,866	$(4,656,231)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2015, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	84,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	$(975,771)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	24,610
							$(951,161)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2015

Assets
Investments, at value (cost $2,181,875,081)	$2,091,653,715
Repurchase agreement, at value (cost $56,839,000)	56,839,000
Foreign currency, at value (cost $17,330,575)	17,581,886
Cash at broker for interest rate swaps	1,050,000
Cash at broker for futures contracts	302,949
Cash at broker for China A shares	73,782
Cash	39,127
Interest receivable	27,493,127
Unrealized appreciation on forward foreign currency exchange contracts	3,929,614
Variation margin receivable for futures contracts	49,591
Unrealized appreciation on interest rate swaps	24,610
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	3,021,813
Prepaid expenses in connection with the at-the-market stock offering	219,465
Prepaid expenses and other assets	15,796
Total assets	2,202,294,475

Liabilities
Senior secured notes payable (Note 8)	200,000,000
Revolving credit facility payable (Note 9)	150,000,000
3-year term loan payable	100,000,000
5-year term loan payable	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Unrealized depreciation on forward foreign currency exchange contracts	7,221,464
Interest payable on revolving credit facility, senior secured notes and term loans	3,311,613
Payable for investments purchased	1,097,265
Investment management fee payable (Note 3)	1,071,959
Unrealized depreciation on interest rate swaps	975,771
Deferred foreign capital gains tax	573,306
Administration fee payable (Note 3)	222,518
Dividend payable on Series A Mandatory Redeemable Preferred Shares	217,711
Investor relations fees payable (Note 3)	150,886
Director fees payable	71,969
Accrued expenses	237,169
Total liabilities	615,151,631

Net Assets Applicable to Common Shareholders	$1,587,142,844

Composition of Net Assets:
Common stock (par value $.01 per share) (Note 5)	$2,585,070
Paid-in capital in excess of par	1,552,138,405
Distributions in excess of net investment income	(17,081,305)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(93,982,328)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	86,342,246
Accumulated net realized foreign exchange gains	238,493,786
Net unrealized foreign exchange and forward foreign currency contract loss	(181,353,030)
Net Assets Applicable to Common Shareholders	$1,587,142,844
Net asset value per share based on 258,506,959 shares issued and outstanding	$6.14

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $662,848)	$52,530,198
52,530,198

Expenses
Investment management fee (Note 3)	5,789,653
Administration fee (Note 3)	1,198,424
Custodian’s fees and expenses	423,734
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	328,443
Investor relations fees and expenses (Note 3)	269,665
Insurance expense	204,215
Reports to shareholders and proxy solicitation	174,439
Directors’ fees and expenses	161,449
Legal fees and expenses	73,742
Transfer agent’s fees and expenses	67,713
Independent auditors’ fees and expenses	60,713
Miscellaneous	143,945
Total operating expenses, excluding interest expense	8,896,135
Interest expense (Notes 8 & 9)	6,781,171
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,980
Net operating expenses	16,714,286

Net investment income applicable to common shareholders	35,815,912

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Realized gain/(loss) on investment transactions	6,249,812
Interest rate swaps	(693,770)
Futures contracts	(9,692,503)
Forward and spot foreign currency exchange contracts	7,760,179
Foreign currency transactions	(37,707,905)
(34,084,187)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $211,664 change in deferred capital gains tax)	17,490,612
Interest rate swaps	(77,874)
Futures contracts	(1,713,771)
Forward foreign currency exchange rate contracts	(7,445,170)
Foreign currency translation	(71,673,989)
(63,420,192)
Net loss from investments, interest rate swaps, futures contracts and foreign currencies	(97,504,379)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(61,688,467)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$35,815,912	$73,417,962
Net realized gain from investments, interest rate swaps and futures contracts	(4,136,461)	(5,581,394)
Net realized loss from foreign currency transactions	(29,947,726)	(56,112,064)
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	15,698,967	40,484,227
Net change in unrealized appreciation/depreciation on foreign currency translation	(79,119,159)	(27,649,383)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(61,688,467)	24,559,348

Distributions to Common Shareholders from:
Net investment income	(54,511,826)	(111,091,699)
Net decrease in net assets applicable to common shareholders from distributions	(54,511,826)	(111,091,699)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 2,793,644 and 6,107,325 shares of common stock, respectively (Note 6)	(15,601,171)	(36,993,347)
Change in net assets from common stock transactions	(15,601,171)	(36,993,347)
Change in net assets applicable to common shareholders resulting from operations	(131,801,464)	(123,525,698)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,718,944,308	1,842,470,006
End of period (including accumulated net investment income/(distributions in excess of net investment income) of ($17,081,305) and $1,614,733, respectively)	$1,587,142,844	$1,718,944,308

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2015

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $3,639,314)	$56,309,580
Operating expenses paid	(15,524,780)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(1,031,250)
Purchases and sales of short-term portfolio investments, net	(18,265,000)
Purchases of long-term portfolio investments	(556,646,534)
Proceeds from sales of long-term portfolio investments	557,699,372
Realized gains on forward foreign currency exchange contracts closed	7,980,910
Realized losses on interest rate swap transactions	(693,770)
Payments received from broker for futures contracts	(4,952,949)
Payments due to broker	1,822,700
Decrease in cash collateral held at broker for China A shares	(65)
Decrease in prepaid expenses and other assets	204,214
Net cash provided from operating activities	26,902,428
Cash flows provided from (used for) financing activities
Repurchase of common stock	(15,601,171)
Dividends paid to common shareholders	(54,511,826)
Net cash used for financing activities	(70,112,997)
Effect of exchange rate on cash	(37,631,165)
Net decrease in cash	(80,841,734)
Cash at beginning of period	98,462,747
Cash at end of period	$17,621,013

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net decrease in total net assets resulting from operations	$(61,688,467)
Increase in investments	(7,103,503)
Net realized gain on investment transactions	(6,249,812)
Net realized foreign exchange losses	37,928,636
Net change in unrealized appreciation/depreciation on investments	(17,490,612)
Net change in unrealized foreign exchange gains/losses	79,119,159
Decrease in interest receivable	140,068
Decrease in receivable for investments sold	7,106,081
Decrease in interest payable on bank loan, senior secured notes and term loans	(2,384)
Increase in dividend payable to preferred shares	5,730
Net change in variation margin on future contracts	1,459,243
Net decrease in other assets	204,214
Decrease in payable for investments purchased	(13,575,426)
Increase in payments due to broker	1,822,700
Payments received from broker for interest rate swaps	77,874
Payments received from broker for futures contracts	4,994,082
Decrease in cash collateral at broker for China A shares	(65)
Decrease in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	298,441
Decrease in accrued expenses and other liabilities	(143,531)
Total adjustments	88,590,895
Net cash provided from operating activities	$26,902,428

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

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Financial Highlights

	For the Six Months Ended April 30, 2015 (unaudited)	For the Fiscal Years Ended October 31,
		2014	2013		2012	2011	2010
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$6.58	$6.89	$7.78		$7.48	$7.27	$6.53
Net investment income	0.14	0.28	0.30		0.36	0.39	0.37
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.38)	(0.18)	(0.77)		0.36	0.24	0.79
Total from investment operations applicable to common shareholders	(0.24)	0.10	(0.47)		0.72	0.63	1.16
Distributions to common shareholders from:
Net investment income	(0.21)	(0.42)	(0.42)		(0.42)	(0.42)	(0.42)
Total distributions to shareholders	(0.21)	(0.42)	(0.42)		(0.42)	(0.42)	(0.42)

Capital Share Transactions:
Offering cost on common stock	–	–	–		–	–	–
Impact of shelf offering	–	–	–		–	–	–
Impact due to open market repurchase policy (Note 7)	0.01	0.01	–		–	–	–
Total capital share transactions	0.01	0.01	–		–	–	–
Net asset value per common share, end of period	$6.14	$6.58	$6.89		$7.78	$7.48	$7.27
Market value, end of period	$5.55	$5.88	$6.44		$7.90	$6.93	$6.90

Total Investment Return Based on(b):
Market value	(2.01% )	(2.17% )	(13.37%	)	20.47%	6.59%	21.73%
Net asset value	(3.12% )	2.33%	(5.89%	)(c)	9.92% (c)	9.20%	18.63%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,587,143	$1,718,944	$1,842,470		$2,042,337	$1,951,739	$1,897,181
Average net assets applicable to common shareholders (000 omitted)	$1,622,282	$1,771,852	$1,953,410		$1,965,038	$1,937,986	$1,753,665
Net operating expenses	2.08%	1.97%	1.50%		1.38%	1.49%	1.89%
Net operating expenses without reimbursement	2.08%	197%	1.50%		1.38%	1.49%	1.89%
Net operating expenses, excluding interest expense	1.11%	1.09%	1.03%		1.01%	1.05%	1.19%
Net investment income	4.58%	4.26%	4.07%		4.85%	5.30%	5.44%
Portfolio turnover	22%	49%	42%		38%	72%	67%
Leverage (senior securities) outstanding (000 omitted)	$550,000	$550,000	$550,000		$600,000	$600,000	$600,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000		$–	$–	$–
Asset coverage ratio on long-term debt obligations at period end(e)	398%	421%	444%		440%	425%	416%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,977	$4,213	$4,441		$4,404	$4,253	$4,162
Asset coverage ratio on total leverage at period end(f)	365%	386%	407%		–	–	–
Asset coverage per share on total leverage at period end	$3,645	$3,862	$4,071		$–	$–	$–

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2015 and each of the years ended October 31, 2014, 2013, 2012, 2011, and 2010 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 6.55%, 4.26%, 4.10%, 4.85%, 5.30% and 5.44%, respectively.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board of Directors upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair Value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Corporate Bonds	$–	$982,106,412	$8,580,000
Government Bonds	–	1,100,967,303	–
Total Fixed Income Investments	–	2,083,073,715	8,580,000
Short-Term Investment	–	56,839,000	–
Total Investments	$–	$2,139,912,715	$8,580,000
Other Financial Instruments
Futures Contracts	$67,524	$–	$–
Forward Foreign Currency Exchange Contracts	–	3,929,614	–
Interest Rate Swap Agreements	–	24,610	–
Total Other Financial Instruments	$67,524	$3,954,224	$–
Total Assets	$67,524	$2,143,866,939	$8,580,000
Liabilities
Other Financial Instruments
Futures Contracts	$(272,461)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(7,221,464)	–
Interest Rate Swap Agreements	–	(975,771)	–
Total Liabilities	$(272,461)	$(8,197,235)	$–

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2015, Green Dragon Gas Ltd., 10.00%, 11/20/2015 transferred from Level 2 to Level 3 because it was priced using a single broker quote. For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $56,839,000 as of April 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six months ended April 30, 2015, the Fund used forward contracts to hedge certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/loss is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six months ended April 30, 2015, the Fund used U.S. Treasury futures to hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six months ended April 30, 2015, the Fund used interest rate swaps to hedge the Fund’s Revolving Credit Facility (as defined subsequently).

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination.

The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps entered into after June 10, 2013, including some interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2015:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2015		Period Ended April 30, 2015
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$24,610	Unrealized depreciation on interest rate swaps	$975,771

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$3,929,614	Unrealized depreciation on forward currency exchange contracts	$7,221,465

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$67,524	Unrealized depreciation on futures contracts	$272,461
Total		$4,021,748		$8,469,697

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Forward foreign currency (2)
Credit Suisse	$458,997	$(458,997)	$–	$–	$1,988,893	$(458,997)	$–	$1,529,896
Deutsche Bank	115,649	(115,649)	–	–	151,817	(115,649)	–	36,168
Goldman Sachs	2,202,138	(2,202,138)	–	–	2,850,348	(2,202,138)	–	648,210
Royal Bank of Canada	469,672	(20,405)	–	449,267	20,405	(20,405)	–	–
Standard Chartered Bank	–	–	–	–	224,785	–	–	224,785
State Street	451,276	(451,276)	–	–	857,164	(451,276)	–	405,888
UBS	231,882	(231,882)	–	–	1,128,052	(231,882)	–	896,170
Interest rate swaps (2)
Barclays Bank	$24,610	$(24,610)	$–	$–	$975,771	$(24,610)	$(951,161)	$–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting agreement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six months Ended April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(693,770)	$(77,874)

Forward foreign exchange contracts (foreign exchange risk)		$7,992,831	$(7,445,170)

Futures contracts (interest rate risk)		$(9,692,503)	$(1,713,771)
Total		$(2,393,442)	$(9,236,815)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2015. The table below summarizes the weighted average values of derivatives holdings for the fund during the six months ended April 30, 2015.

Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
$651,184,236	$(197,700,000)	$150,000,000

f. Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

g. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

h. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the Investment Company Act of 1940, as amended (“1940 Act”), is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six months ended April 30, 2015 were 100% net investment income.

i. Federal Income Taxes:

The Fund for U.S. federal income purposes is comprised of a separately identifiable unit called Qualified Business Unit (“QBUs”) (see Internal Revenue Code (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office is designated as the United States and the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholder is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

k. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $956,775 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2015. As compensation for its services under the sub-advisory agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $58,333, to be paid in monthly increments.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six months ended April 30, 2015, AAMI earned $1,198,424 from the Fund for administration fees.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2015, the Fund paid fees of approximately $266,083 for investor relations services. Effective January 1, 2015 these fees are capped at 5 basis points of the Fund’s average weekly Managed Assets per annum. For the six months ended April 30, 2015, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $542,131,808 and $454,504,528, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value common stock. During the six month ended April 30, 2015, the Fund repurchased 2,793,644 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2015, there were 258,506,959 shares of common stock issued and outstanding.

In August 2012, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $375 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. For the six months ended April 30, 2015, there were no shares sold through ATM or other offerings. Offering costs were previously

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

capitalized as a prepaid expense. When shares of common stock are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. Upon expiration of this shelf registration statement in August 2015, any remaining prepaid Offering Costs with this registration statement will be expensed to the Fund. For the six months ended April 30, 2015 and for the fiscal year ended October 31, 2014, no offering costs were charged to paid-in capital. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six months ended April 30, 2015 and fiscal year ended October 31,2014, the Fund repurchased 2,793,644 and 6,107,325 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2015, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2015.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,912,724

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six months ended April 30, 2015, the Fund paid $1,031,250 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2015, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2015, the Fund had $200,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020 and $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes and the Series B Notes accrue interest at annual fixed rates of 3.05% and 3.69%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2015.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$101,114,470
Series B	June 12, 2023	3.69%	$100,000,000	$102,990,000

9. Credit Facility

On April 9, 2014, the Fund renewed its credit agreement providing for a $150,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. At April 30, 2015 the Fund had $150,000,000 outstanding under the Revolving Credit Facility and $200,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six months ended April 30, 2015, the average interest rate on the Revolving Credit Facility was 1.19% and the average balance of the Revolving Credit Facility was $150,000,000. Pursuant to the Term Loan Agreement, the Term Loan Facility consists of two separate facilities: $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 term loan facility which accrues interest at 2.16% per annum (the “Term B Facility”). For the six months ended April 30, 2015, the average interest rate on the Term Loan Facility was 2.48% and the average balance of the Term Loan Facility was $200,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each Term Loan Facility outstanding as of April 30, 2015.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term A Facility	June 12, 2018	2.80%	$100,000,000	$101,621,639
Term B Facility	June 12, 2016	2.16%	$100,000,000	$100,675,134

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term A Facility and the Term B Facility have 5- and 3-year terms, respectively. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2015.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 9, 2017	1.21%	$150,000,000	$148,136,284

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the securities purchase agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2015, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six months ended April 30, 2015, the Fund incurred fees of approximately $219,979 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,078,788,068	$83,213,650	$(13,509,003)	$69,704,647

14. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2015 other than those listed below.

On May 11, 2015 and June 9, 2015 the Fund announced that it will pay on May 29, 2015 and June 29, 2015 a distribution of $0.035 per share to all shareholders of record as of May 22, 2015 and June 22, 2015, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one director to serve as a Class III director for a three-year term or until his successor is duly elected and qualify:

	Votes For	Votes Withheld
Martin J. Gilbert	203,373,564	12,647,285

2. To elect one director to serve as a preferred share director for a three-year terms or until his successor is duly elected and qualify:

	Votes For	Votes Withheld
William J. Potter	2,000,000	0

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Kenneth Akintewe, Vice President

Bev Hendry, Vice President

Adam McCabe, Vice President

Nicholas Bishop, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2015, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Aberdeen's Asia Pacific Closed-End Funds

When you invest halfway around the world, it's good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies.

We believe the Asia-Pacific region represents one of the world's strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 800-522-5465 or e-mail us at Investor Relations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

GPS
China
Hong Ko
Thailand
Phili
Malaysia
Singapore
Indonesia

Aberdeen
Simply asset management.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FAX – SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)   During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	547,537	$5.81	547,537	25,582,523
December 1, 2014 through December 31, 2014	900,000	$5.53	900,000	24,682,523
January 1, 2015 through January 31, 2015	312,607	$5.57	312,607	24,369,916

February 1, 2015 through February 28, 2015	250,000	$5.49	250,000	24,119,916
March 1, 2015 through March 31, 2015	291,015	$5.42	291,015	23,828,901
April 1, 2015 through April 30, 2015	492,485	$5.46	492,485	23,336,416
Total	2,793,644	$5.56	2,793,644	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2015

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6) - Distribution notice to stockholders